Exhibit 99.4

                         CONTINUING GUARANTEE OF PAYMENT


TO: M&I MARSHALL & ILSLEY BANK, a banking corporation organized and existing under the laws of the State of Wisconsin


     1. FOR VALUABLE CONSIDERATION, the undersigned (hereinafter called "Guarantor"), whose address is set forth after Guarantor's signature below, jointly and severally, and unconditionally, guarantees and promises to pay to M&I MARSHALL & ILSLEY BANK, a banking corporation organized and existing under the laws of the State of Wisconsin (hereinafter called "Lender"), or order, upon demand, in lawful money of the United States, all indebtedness of HAMILTON AEROSPACE TECHNOLOGIES, INC., a Delaware corporation (hereinafter called "Borrower") to Lender. If more than one Borrower is named herein, or if this Guarantee is executed by more than one Guarantor, the word "Borrower" and the word "Guarantor" respectively shall mean all and any one or more of them, severally and collectively. The word "indebtedness" is used in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of Borrower previously, now or hereafter made, incurred or created, with or without notice to Guarantor, whether voluntary or involuntary, and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether Borrower is liable individually or jointly with others, whether such indebtedness is reduced to judgment, whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether such indebtedness may be or hereafter become otherwise unenforceable.

     This is a continuing guarantee that shall remain in full force and effect and includes all indebtedness arising under future transactions or under successive transactions which either continue then existing indebtedness or from time to time renew it after it has been satisfied, but shall not apply to any indebtedness created after actual receipt by Lender of written notice of the revocation of this Guarantee as to future transactions. Any such revocation of this Guarantee at any time by any Guarantor as to future transactions shall not affect the liability of any other guarantor for indebtedness of Borrower and shall not affect the liability of that Guarantor or any other guarantor for indebtedness incurred or credit committed by Lender to Borrower prior to the effective time of that revocation; this Guarantee shall remain in full force and effect as to all such indebtedness. The death of any Guarantor shall not operate as a revocation of liability hereunder of the estate of that Guarantor for indebtedness created or incurred or credit committed by Lender to Borrower subsequent to such death until actual receipt by Lender of written notice of the death of that Guarantor. Guarantor waives notice of revocation given by any other guarantor. The indebtedness guaranteed hereby is hereinafter collectively called the "Indebtedness".

     2. The obligations of Guarantor hereunder are joint and several if Guarantor is more than one person or entity, are separate and independent of the obligations of Borrower and of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in any action or actions. The obligations of Guarantor hereunder are also separate and independent of Guarantor's obligations in any other capacity, including without limitation as a general partner if Borrower is a partnership and Guarantor is a general partner in Borrower, and an action may be brought and prosecuted against Guarantor under this Guarantee separately

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from, or concurrently with, any action against Guarantor for Guarantor's obligations in any other capacity. The obligations of Guarantor hereunder shall survive and continue in full force and effect until payment in full of the Indebtedness is actually received by Lender and the period of time has expired during which any payment made to Lender of all or part of the Indebtedness may be determined to be a "Preferential Payment" (defined below), notwithstanding any release or termination of Borrower's or any other guarantor's liability by express or implied agreement with Lender or by operation of law, and notwithstanding that the Indebtedness or any part thereof is deemed to have been paid or discharged by operation of law or by some act or agreement of Lender. For purposes of this Guarantee, the Indebtedness shall be deemed to be paid only to the extent that Lender actually receives immediately available funds, to the extent of any credit bid by Lender at any foreclosure or trustee's sale of any security for the Indebtedness, or to the extent agreed in writing by Lender.

     3. Guarantor shall remain liable under this Guarantee for all Indebtedness arising (including without limitation all accruing interest) after the filing of a petition or the commencement of any proceeding by or against Borrower under any bankruptcy or insolvency laws, or after the discharge or release of Borrower under any bankruptcy or insolvency laws. If, as a result of any bankruptcy of Borrower, or for any other reason, Lender is required to return or restore, or pay to a trustee, receiver or any other person or entity, any payment previously made to Lender of all or any part of the Indebtedness ("Preferential Payment"), the liability of Guarantor hereunder shall continue, or shall be reinstated and revived, with respect to that amount as though such amount had never been received by Lender.

     4. Guarantor is providing this Guarantee at the instance and request of Borrower to induce Lender to extend or continue financial accommodations to Borrower. Guarantor hereby represents and warrants that Guarantor is and will continue to be fully informed about all aspects of the financial condition and business affairs of Borrower that Guarantor deems relevant to the obligations of Guarantor hereunder and hereby waives and fully discharges Lender from any and all obligations to communicate to Guarantor any information whatsoever regarding Borrower or Borrower's financial condition or business affairs.

     5. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, to: (a) renew, modify, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, Guarantor or other guarantors; (c) take and hold security for the payment of this Guarantee or the Indebtedness, and enforce, exchange, substitute, subordinate, waive or release any such security; (d) proceed against such security and direct the order or manner of sale of such security as Lender in its discretion may determine; and (e) apply any and all payments from Borrower, Guarantor or any other guarantor, or recoveries from such security, in such order or manner as Lender in its discretion may determine.

     6. Guarantor waives and agrees not to assert: (a) any right to require Lender to proceed against Borrower or any other guarantor, to proceed against or exhaust any security for the Indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) demand, diligence, presentment for payment, protest and demand, and notice of

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extension, dishonor, protest, demand, nonpayment and acceptance of this
Guarantee; (c) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender; (d) the benefits of any statutory or other provision limiting the liability of a surety, including without limitation, the provisions of A.R.S. ss.12-1641, et seq. and Rule 17(f) of the Arizona Rules of Civil Procedure; (e) any defense arising by reason of any impairment of any security for the Indebtedness, or any impairment of Guarantor's subrogation rights or other rights against Borrower or any other guarantor; and (f) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the Indebtedness. Until payment in full of the Indebtedness, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has, or may hereafter have, against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

     7. All existing and future indebtedness of Borrower to Guarantor (the "Junior Debt") is hereby subordinated to the Indebtedness and is hereby assigned to Lender as security for this Guarantee. After the occurrence and during the continuation of an Event of Default, upon the request of Lender, the Junior Debt shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee. Any promissory note now or hereafter evidencing the Junior Debt shall be marked with a legend indicating that it is subordinate to the Indebtedness and subject to this Guarantee and, if Lender requests, shall be delivered to Lender. Guarantor from time to time will execute such other documents and take such other actions as Lender may consider necessary or appropriate to perfect, preserve and enforce its rights with respect to the Junior Debt.

     8. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Guarantor given to Lender by law, Lender shall have a lien and a right of setoff against, and Guarantor hereby grants to Lender a security interest in, all monies, securities and other property of Guarantor now and hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise; every such lien and right of setoff may be exercised upon the occurrence of an Event of Default without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing.

     9. If Borrower is other than a natural person, it is not necessary for Lender to inquire into the powers of Borrower or the officers, directors, partners, managers, trustees, or agents acting or purporting to act on its behalf, and any of the Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     10. Guarantor hereby represents and warrants to Lender, as to itself only and not as to any other Guarantor, as follows:

          (a) No actions, suits or proceedings are pending or, to the knowledge of Guarantor, threatened against Guarantor that might materially and adversely affect the performance by Guarantor of its obligations under this Guarantee or the financial condition, business or operations of Guarantor.

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          (b) All financial statements, profit and loss statements, statements as to ownership and other statements or reports previously or hereafter given to Lender by or on behalf of Guarantor are and shall be true, complete and correct in all material respects as of the date thereof.

          (c) There has been no material adverse change in the financial condition of Guarantor since the latest financial statements of Guarantor given to Lender.

          (d) Guarantor has filed all federal, state and local tax returns and has paid all of its current obligations before delinquent, including all federal, state and local taxes and all other payments required under federal, state or local law.

     11. Guarantor, if other than a natural person, shall maintain a standard, modern system of accounting that reflects the application of generally accepted accounting principles, consistently applied, and shall furnish to Lender, within ninety (90) days after the close of each fiscal year and within forty-five (45) days after the close of each interim quarterly accounting period, financial statements of Guarantor, including a balance sheet, statement of income and expenses, and statement of cash flows, all in reasonable detail and prepared according to generally accepted accounting principles, consistently applied. All such statements shall contain such certifications as Lender may require. Guarantor, if an individual, shall furnish to Lender, on or before the anniversary of any financial statement previously provided to Lender, a personal financial statement on Lender's standard form, or other form satisfactory to Lender. In addition, Guarantor shall furnish to Lender annually, when filed, a complete copy, including all Schedules, of Guarantor's Federal Income Tax Return, and when requested by Lender, shall furnish such further information as Lender may reasonably request relating to any such financial statements and tax returns.

     12. Lender may bring any action or proceeding to enforce or arising out of this Guarantee in any court of competent jurisdiction. If Lender commences such an action in a court located in the County of Maricopa, State of Arizona, or the United States District Court for the District of Arizona, Guarantor hereby agrees that it will submit and does hereby irrevocably submit to the personal jurisdiction of such courts and will not attempt to have such action dismissed, abated, or transferred on the ground of forum non convenience or similar grounds; provided, however, that nothing contained herein shall prohibit Guarantor from seeking, by appropriate motion, to remove any action brought in a Arizona state court to the United States District Court for the District of Arizona. If such action is so removed, however, Guarantor shall not seek to transfer such action to any other district, nor shall Guarantor seek to transfer to any other district any action which Lender originally commences in such federal court. Any action or proceeding brought by Guarantor arising out of this Guarantee shall be brought solely in a court of competent jurisdiction located in the County of Maricopa, State of Arizona, or in the United States District Court for the District of Arizona. Guarantor waives any objection which it may now or hereafter have to venue of any such action or proceeding and waives any right to seek removal of any action or proceeding commenced in accordance herewith.

     13. Guarantor agrees to pay all reasonable attorneys' fees and all other reasonable costs and expenses which may be incurred by Lender in enforcing this Guarantee. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender.

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     14. This Guarantee sets forth the entire agreement of Guarantor and Lender with respect to the subject matter hereof and supersedes all prior oral and written agreements and representations by Lender to Guarantor. There are no conditions, oral or otherwise, to the effectiveness of this Guarantee. No modification or waiver of any provision of this Guarantee or any right of Lender hereunder, and no release of Guarantor from any obligation hereunder, shall be effective unless in a writing executed by an authorized officer of Lender.

     15. This Guarantee shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Guarantor and its heirs, personal representatives, successors and assigns. Lender may assign this Guarantee in whole or in part without notice.

     16. This Guarantee shall be governed by and construed according to the laws of the State of Arizona.

     17. GUARANTOR, AND LENDER BY THE ACCEPTANCE OF THIS GUARANTEE, EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER OR IN CONNECTION WITH THIS GUARANTEE OR THE DEALINGS OF THE PARTIES WITH RESPECT THE TRANSACTION THAT IS THE SUBJECT OF THIS GUARANTEE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THIS WAIVER HAS BEEN NEGOTIATED BY THE PARTIES AND IS AN ESSENTIAL PART OF THEIR BARGAIN. EITHER PARTY MAY FILE A COPY OF THIS PROVISION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

     18. This Guarantee may be executed in any number of counterparts and each counterpart executed by any of the undersigned, together with all other counterparts so executed, shall constitute a single instrument and agreement of the undersigned.

     IN WITNESS WHEREOF these presents are executed as of the 16th day of December, 2004.

                                            GUARANTOR:


                                            RENEGADE VENTURE CORPORATION, a(n)
                                            ----------------------------------


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

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